Exhibit 10.1

STOCK ASSIGNMENT AGREEMENT

This STOCK ASSIGNMENT AGREEMENT (this “Agreement”), dated as of December 14, 2015, is made and entered into by and among Sysorex Federal, Inc., a Delaware corporation (“Sysorex Federal”), Sysorex Global Holdings Corp., a Nevada corporation (“Sysorex Holdings”), and Lilien Systems, a California corporation (“Lilien”, and collectively with Sysorex Federal and Sysorex Holdings, the “Parties”).

RECITALS

WHEREAS, Sysorex Federal owns 1,000 issued and outstanding shares of common stock, $3 par value per share (the “Stock”), of Sysorex Government Services, Inc., a Virginia corporation;

WHEREAS, in connection with its dissolution, Sysorex Federal wishes to transfer, assign, and convey to Sysorex Holdings all of Sysorex Federal’s right, title and interest in and to the Stock, and Sysorex Holdings desires to acquire the Stock (the “First Assignment”); and

WHEREAS, immediately following the completion of the First Assignment, in connection with its reorganization, Sysorex Holdings wishes to transfer, assign, and convey to Lilien all of Sysorex Holdings’s right, title and interest in and to the Stock, and Lilien desires to acquire the Stock (the “Second Assignment”);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

AGREEMENT

1.          First Assignment of Stock; Effectiveness. Sysorex Federal hereby transfers, assigns, and conveys to Sysorex Holdings, and Sysorex Holdings hereby accepts and acquires from Sysorex Federal, the Stock, to be effective on December 16, 2015 (the “Effective Date”).

2.          Second Assignment of Stock; Effectiveness. Immediately following the completion of the First Assignment, Sysorex Holdings hereby transfers, assigns, and conveys to Lilien, and Lilien hereby accepts and acquires from Sysorex Holdings, the Stock, to be effective on the Effective Date.

3.          Assignment Steps. On or prior to the Effective Date, Sysorex Federal and Sysorex Holdings will execute and deliver the stock powers attached hereto, and deliver the share certificates representing the Stock to Lilien. All other necessary actions have been taken to ensure that the execution, delivery, and performance by the Parties of the transactions evidenced by this Agreement have been duly authorized.

4.          Further Assurances. The Parties agree to cooperate at all times from and after the date hereof with respect to any of the matters described herein, and to execute any further deeds, bills of sale, assignments, releases, assumptions, notifications, or other documents as may be reasonably requested by the other parties hereto for the purpose of giving effect to, evidencing, or giving notice of the transactions evidenced by this Agreement.

5.          Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same Agreement. Electronic copies of executed signature pages (whether in .pdf or facsimile format or otherwise) to this Agreement shall have the same effect as original signature pages.

6.          Governing Law. This Agreement shall be governed by the substantive laws of the State of Nevada, without regard to conflict of laws rules thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

Sysorex Federal,
a Delaware corporation

By:	/s/ Nadir Ali
Name:	Nadir Ali
Title:	President

Sysorex Global Holdings Corp.,
a Nevada corporation

By:	/s/ Nadir Ali
Name:	Nadir Ali
Title:	Chief Executive Officer

Lilien Systems,
a California corporation

By:	/s/ Nadir Ali
Name:	Nadir Ali
Title:	Chief Executive Officer

[Signature Page]

STOCK POWER

December 16, 2015

For value received, the undersigned does hereby sell, assign, and transfer unto Sysorex Global Holdings Corp., a Nevada corporation, 1,000 shares of common stock of Sysorex Government Services, Inc., a Virginia corporation (the “Corporation”), $3 par value per share, as represented by Certificates Nos. 6 and 7, attached hereto, which represent one hundred percent (100%) of the undersigned’s right, title, and interest to common shares of the Corporation standing in the name of the undersigned on the books of the Corporation, and does hereby irrevocably constitute and appoint the Secretary of the Corporation as attorney-in-fact of the undersigned to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

IN WITNESS WHEREOF, the undersigned has executed this stock power as of the day and year first written above.

Sysorex Federal, Inc.,
a Delaware corporation

By:	/s/ Nadir Ali
Name:	Nadir Ali
Title:	President

STOCK POWER

December 16, 2015

For value received, the undersigned does hereby sell, assign, and transfer unto Lilien Systems, a California corporation, 1,000 shares of common stock of Sysorex Government Services, Inc., a Virginia corporation (the “Corporation”), $3 par value, as represented by Certificates Nos. 6 and 7, attached hereto, which represent one hundred percent (100%) of the undersigned’s right, title, and interest to common shares of the Corporation standing in the name of the undersigned on the books of the Corporation, and does hereby irrevocably constitute and appoint the Secretary of the Corporation as attorney-in-fact of the undersigned to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

IN WITNESS WHEREOF, the undersigned has executed this stock power as of the day and year first written above.

Sysorex Global Holdings Corp.,
a Nevada corporation

By:	/s/ Nadir Ali
Name:	Nadir Ali
Title:	Chief Executive Officer